UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          CHARTWELL INTERNATIONAL, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          CHARTWELL INTERNATIONAL, INC.

                          1124 Smith Street, Suite 304

                              Charleston, WV 25301

                            Telephone (304) 345-8700


To the Stockholders of CHARTWELL INTERNATIONAL, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders of CHARTWELL INTERNATIONAL, INC. (the "Company") at 9:00 EST February 8, 2006, at Hotel Sofitel, Bastille Room, 45 West 44th Street, New York, New York 10036.

     At the meeting, you will be asked (i) to elect four (4) directors of the Company, (ii) to adopt the Company's 2006 Equity Incentive Plan and (iii) to consider any other matters that properly come before the meeting.

     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.


                                           /s/ Imre Eszenyi
                                           -------------------------------------
                                           Imre Eszenyi, Chairman of the Board


December 27, 2005

Charleston, West Virginia

                          CHARTWELL INTERNATIONAL, INC.

                          1124 Smith Street, Suite 304

                              Charleston, WV 25301

                            Telephone (304) 345-8700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD FEBRUARY 8, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CHARTWELL INTERNATIONAL, INC. (the "Company"), a Nevada corporation, will be held at Hotel Sofitel, Bastille Room, 45 West 44th Street, New York, New York 10036, on February 8, 2006 at 9:00 EST for the following purposes:

     1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

     2.   To adopt the Company's 2006 Equity Incentive Plan; and

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on December 14, 2005, as the record date for determining those Stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope to Chartwell International, Inc. c/o Bullivant Houser Bailey, Attn: David Adams, Secretary, 1331 Garden Highway Suite 300, Sacramento CA 95833, whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

                                        By Order of the Board of Directors

                                        /s/ David C. Adams
                                        ----------------------------------------
December 27, 2005                       By:  David C. Adams, Corporate Secretary

Charleston, West Virginia

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                          CHARTWELL INTERNATIONAL, INC.

                          1124 Smith Street, Suite 304

                              Charleston, WV 25301

                            Telephone (304) 345-8700


                                 PROXY STATEMENT


                     INFORMATION CONCERNING THE SOLICITATION

     We are furnishing this proxy statement to you in connection with the fiscal year 2005 Annual Meeting of Stockholders of CHARTWELL INTERNATIONAL, INC. (the "Company") to be held on February 8, 2006, at 9:00 EST at Hotel Sofitel, Bastille Room, 45 West 44th Street, New York, New York 10036, and at any postponement or adjournment thereof (the "Meeting").

     Only Stockholders of record on December 14, 2005, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also refer to the Company.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the adoption of the 2006 Equity Incentive Plan, and at the proxy holder's discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, CHARTWELL INTERNATIONAL, INC., c/o Bullivant Houser Bailey, 1331 Garden Highway Suite 300, Sacramento CA 95833, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to Stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

     Our Annual Report on Form 10-KSB/A for the fiscal year ended July 31, 2005, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This Proxy Statement and form of proxy were first mailed on December 27, 2005, to Stockholders of record as of December 14, 2005.


                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 100,000,000 shares of Common Stock, $0.001 par value and 25,000,000 shares of Preferred Stock, par value $0.001. As of December 2, 2005, 15,864,530 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of Stockholders entitled to notice of and to vote at the Meeting is December 14, 2005.

     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

     Abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                        PROPOSAL 1--ELECTION OF DIRECTORS

General Information

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board currently consists of four (4) members.

     At the Meeting, Stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company's Board of Directors.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four (4) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

                   Nominee                    Age
                   -------                    ---

                   Imre Eszenyi               38

                   David Adams                47

                   Charles Srebnik            71

                   Andrew Kaufman             55

Biographies

Imre Eszenyi       Director since 2005

     Mr. Imre Eszenyi, CFA, is the founder and is currently the Managing Partner of Orchestra Finance L.L.P., a London-based independent investment firm, which is authorized and regulated by the Financial Services Authority. Mr. Eszenyi founded the Orchestra Companies in 2001. In 2005, Mr. Eszenyi joined the Board of the Company and currently serves as our Acting President, Vice President and Chairman of the Board. Previously, he has gained extensive experience in structuring and execution of capital markets and private equity transactions globally while serving in various senior capacities at global investment banking firms. Mr. Eszenyi was with UBS Warburg in the Private Equity Group from 1997 to 2001, Credit Suisse First Boston from 1996 to 1997 and Bankers Trust from 1994 to 1996. Most recently with the Orchestra Finance L.L.P., Mr. Eszenyi was involved in providing financing for fast developing publicly-listed companies, including ThermoGenesis Corp. ("KOOL"), FX Energy, Inc. ("FXEN") and Telkonet, Inc. ("TKO"). Mr. Eszenyi received an M.B.A. from Ohio University, where he was sponsored by the George Soros Foundation, and attended the Janus Pannonius University of Economics. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research.

David Adams        Director since 2005

     David Adams joined the Board of Directors in April 2005, and also serves as Corporate Secretary. He is a shareholder of the law firm of Bullivant Houser Bailey representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisition, and regulatory matters from 2000 to the present. From November 1996 to 2000, he served as General Counsel and V.P of Business Development for ThermoGenesis Corp. ("KOOL"). Mr. Adams received his Bachelor of Arts Degree in Psychology, with High Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

Charles Srebnik    Director since 2005

     Charles Srebnik joined the Board of the Company in 2005. Previously, he has been engaged in the Investment Banking industry for more than four decades. For the past twenty-five years, Mr. Srebnik has been an independent financial consultant with the firm, Charles Srebnik and Associates, and he has managed a privately held family fund. In 1992, he was the Chairman of the Rockland Bioscience Park Corporation. From 1990 to 1992, Mr. Srebnik was a contractor to the Resolution Trust Corporation. In 1981, he co-founded Genetic Engineering, Inc. (a biotechnology company) and served as its Chairman of the Board of Directors and President until it was acquired by Miller Diversified Corporation in 1992. Between 1975 and 1980, he served as the Director of Special Situations in the Corporate Finance Department of D.H. Blair & Co., Inc. He is a life member of the World Simmental Federation and a member of the Holstein Association.

Andrew Kaufman    Director since 2005

     Andrew Kaufman joined the Board of Directors in October 2005 and serves as the Chief Executive Officer of the Company's wholly owned subsidiaries, E-Rail Logistics, Inc. and Belville Mining Company, Inc. Mr. Kaufman served as Chief Executive Officer, President and was on the Board of Directors of E-Rail Logistics, Inc. and as Chief Executive Officer of its parent company, Rail Waste Holdings, LLC from 2004 to 2005. Prior to founding E-Rail Logistics, Mr. Kaufman was the general partner of Greenway Properties, a consulting firm, engaged in the development of waste to energy technology. From 1991 to 2001, Mr. Kaufman was President of Pencor, Inc., a technology development company which advanced environmental technologies from the research stage to commercialization. During this time frame, Pencor acted as general partner of Pencor Biofine, which developed a technology for the conversion of biomass into Levulinic acid, a chemical used in the manufacture of renewable fuels. Mr. Kaufman was co-recipient of the Presidential Green Chemistry award for his work in developing the process for the manufacture of Levulinic Acid from waste. Mr. Kaufman attended Emory University and Long Island University.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                  PROPOSAL 2 -
              APPROVAL AND ADOPTION OF 2006 EQUITY INCENTIVE PLAN

     You are being asked to approve the adoption of the 2006 Equity Incentive Plan (the "2006 Plan"). A copy of the 2006 Plan is attached as Exhibit A. Under the Plan, the number of shares of common stock equal to nine percent (9%) of the number of outstanding shares of the Company are authorized to be issued under the Plan ("Evergreen Provision"). Under the Evergreen Provision, the number of shares available to grant for awards will increase any time additional shares of common stock are issued as long as the Plan is in effect. This will allow the Company the continuing ability to award and motivate participants with awards.


     The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.

DESCRIPTION OF THE 2006 Plan

     Structure. The 2006 Plan allows for the grant of options, restricted stock and stock bonuses to any director, officer or employee of the Company or other person who, in the opinion of the Board of Directors, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant or advisor to the Company. The principal features of the program are described below.

     Administration. The Board of Directors will serve as the Plan Administrator of the 2006 Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any other appointed committee acting within the scope of its administrative authority under the 2006 Plan. The Plan Administrator has the authority to interpret the 2006 Plan and the rights underlying any grants or awards made subject to the 2006 Plan. Any decision or action of the Plan Administrator in connection with the 2006 Plan is final and binding.

     No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2006 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

     Eligibility. Any director, officer, employee, consultant or other person who in the opinion of the Plan Administrator is rendering valuable services to the company or any subsidiary corporation (whether now existing or subsequently established) is eligible to participate in the 2006 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2006 Plan, the fair market value per share of common stock on any relevant date under the 2006 Plan is the closing price as reported by the Nasdaq Over the Counter Bulletin Board, Nasdaq
SmallCap, Nasdaq National Market or other exchange where the common stock is listed for trading.

     Share Reserve. Shares reserved and available for grant and issuance shall be equal to nine percent (9%) of the outstanding shares of common stock. The shares issuable under the 2006 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased on the open market. In addition, shares subject to any outstanding awards under the 2006 Plan which expires or terminate prior to exercise, will be available for subsequent issuance.

     Exercise Price. The Exercise price of any option shall be determined by the administrator when the option is granted and may not be less than 100% of the Fair Market Value on the date of the grant.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2006 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2006 Plan shall terminate later than ten (10) years after the date of grant subject to the following provision. The maximum number of shares subject to Options which can be granted under the Plan during any calendar year to any individual is 500,000.

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2006 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners:

     Payment may be made by cancellation of indebtedness of Company to the participant or by tender of a full recourse promissory note having such terms as may be approved by the Plan Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that participants who are not employees or directors of Company will not be entitled to purchase shares with a promissory note unless the note is adequately secured by collateral other than the shares. Payment may be made by surrender of shares of the Company owned by the participant more than six (6) months or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the full exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price or by a loan from the Company. At its sole discretion, the Company may help the participant pay for Shares purchased under this 2006 Plan by authorizing a guarantee by Company of a third-party loan to the participant.

     Reload Option. The Plan Administrator of the 2006 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option without payment of consideration to designated family members and certain other entities specified in the 2006 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to the Company within thirty (30) days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent (85%) of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a shareholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains an employee of the Company or its subsidiary. If the participant paid any amount for the forfeited shares, the Company shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2006 Plan. The Plan Administrator shall determine the number of shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.

GENERAL PLAN PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2006 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

     In the event a change of control of the Company as defined in the 2006 Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 51% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, permit participants to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Stockholder Rights. No recipient of an award will have any stockholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2006 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2006 Plan or by law.

     Unless sooner terminated by the Board, the 2006 Plan will in all events terminate on February 8, 2015. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2006 PLAN

     Non-Statutory Options. Options granted under the 2006 Plan are non-statutory options, which are not intended to satisfy the requirements of
Section 422 of the Internal Revenue Code. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows recipient, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, it is expected that all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the 2006 Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

STOCKHOLDER APPROVAL

     This 2006 Plan shall be approved by the stockholders of Company, consistent with applicable laws, after the date this 2006 Plan is adopted by the Board. No Award shall be granted after termination of this 2006 Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this 2006 Plan will coincide with the stockholders approval.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2006 Plan UNDER PROPOSAL 2 ON THE PROXY CARD.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is information about the executive officers and key employees of the Company:

      Name                            Position                              Age
      ----                            --------                              ---

      Imre Eszenyi        Chairman; Acting President; Vice-President        38

      David Adams         Corporate Secretary                               47

      Andrew Kaufman      Chief Executive Officer of E-Rail Logistics,      55
                          Inc. (1)

      Key Employees:

      Richard Kessler     Executive Vice-President and Chief Operating      57
                          Officer of E-Rail Logistics, Inc. (1)

      --------------------
      (1)  E-Rail Logistics, Inc. is a wholly-owned subsidiary of the Company.

Biographies

     The biographies of Messrs. Eszenyi, Kaufman and Adams can be found under Proposal 1 - Election of Directors.

KEY EMPLOYEES

Richard Kessler     Executive  Vice-President  and Chief  Operating  Officer  of
                    E-Rail Logistics, Inc. since 2005

     Mr. Kessler served on the Board of Directors of E-Rail Logistics, Inc. and its parent company, Rail Waste Holdings, LLC from 2004 to 2005 and took an active role in developing sales at both companies. Prior to that and for 15 years, Mr. Kessler served as President and Chief Operating Officer of Landbridge Intermodal Equipment Sales, Inc. a major supplier of Intermodal equipment to the waste industry. Landbridge markets a diverse product line that includes all types of equipment used in the intermodal industry. Over the years Mr. Kessler has been instrumental in developing transportation projects for large corporations such as General Electric Corp., Yang Ming Lines and International Terminal Operators. Mr. Kessler developed and built chassis conversion kits for several steamship companies. Mr. Kessler attended Virginia Commonwealth University, and served in the United States Army from 1967 through 1970 and completed a tour of duty in Vietnam.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

     The Company's Board of Directors has not established a separate audit committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Instead, the entire Board of Directors except for Mr. Andrew Kaufman acts as the audit committee within the meaning of Section 3(a)(58)(B) of the Exchange Act. In addition, each director on the Company's Board of Directors currently meets the definition of an "audit committee financial expert" within the meaning of Item 401(e) of Regulation SB, however, Charles Srebnik is the only independent director. The Company is currently seeking candidates for outside directors and for a financial expert to serve on a separate audit committee when we establish one. Due to the Company's small size and limited resources, it has been difficult to recruit outside directors and financial experts, especially due to the fact that as for our fiscal year ended July 31, 2005, we did not have directors and officer's liability insurance to offer suitable candidates. The Company has obtained directors and officer's liability insurance and is actively pursuing additional directors.

Compensation Committee

     The Company's Board of Directors has not established a separate compensation committee nor any other committee which acts as such a committee. Instead, the entire Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's benefit plans, and considers other matters as may, from time to time, be referred to it.

Nominating Committee

     The Board of Directors does not have a nominating committee and therefore it has no charter document for such a committee. Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the waste management industry, including waste disposal, transportation and logistics for solid waste disposal business, predominantly concentrating on solid waste from construction debris and general solid waste disposal in key sectors and regions of the United States. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors. Mr. Srebnik is independent as defined in the NASD listing standards.

     In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Corporate Secretary, 1124 Smith Street, Suite 304, Charleston, West Virginia 25301.

     In fiscal 2005, the Board of Directors met 7 times. Each director attended all of the meetings of its Board of Directors. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.

     Stockholders may send communications to the Board by mail to the Chairman of the Board, CHARTWELL INTERNATIONAL, INC., c/o Bullivant Houser Bailey 1331 Garden Highway Suite 300, Sacramento CA 95833.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.


                           SUMMARY COMPENSATION TABLE


                                              Annual Compensation                         Long Term Compensation
                                                                                 Awards           Payouts
                   (a)             (b)    (c)      (d)         (e)          (f)         (g)         (h)              (i)
                   Name                                       Other     Restricted   Securities
                   and                                       Annual        Stock     Underlying    LTIP           All Other
                Principal               Salary   Bonus       Compen-     Awards(s)    Options/    Payouts       Compensation
                 Position         Year    ($)      ($)     sation ($)       ($)       SARs (#)      ($)            ($)(1)
                 --------         ----    ---      ---     ----------       ---       --------      ---            ------
     --------------------------------------------------------------------------------------------------------------------------


     Janice A. Jones (5),
     Chief Executive Officer      2003    $ -    $ -      $ 60,000 (2)        $ -        -          $ -            $15,100
     and Treasurer                2004    $ -    $ -      $ -      (3)        $ -        -          $ -            $25,300
                                  2005    $ -    $ -      $ 35,000 (4)        $ -        -          $ -            $32,800
     --------------------------------------------------------------------------------------------------------------------------

                                  2003    $ -    $ -      $ -                 $ -                   $ -            $ -
     David Adams,                 2004    $ -    $ -      $ -                 $ -                   $ -            $ -
     Corporate Secretary          2005    $ -    $ -      $ -                 $ -                   $ -            $ -

     --------------------------------------------------------------------------------------------------------------------------
     Imre Eszenyi,
     Chairman of the Board,       2003    $ -    $ -      $ -                 $ -                   $ -            $ -
     Acting President and         2004    $ -    $ -      $ -                 $ -                   $ -            $ -
     Vice-President               2005    $ -    $ -      $ -                 $ -                   $ -            $ -

     --------------------------------------------------------------------------------------------------------------------------

     (1) Consists of personal use of trade credits from barter exchanges and auto allowance totaling approximately $4,900, $4,900 and $12,400 in 2005, 2004 and 2003, respectively and payments of $10,200, $20,400 and $20,400 on a life insurance policy for the benefit of a family trust in the same periods, respectively.

                                       10

     (2)  Includes $17,302 in deferred compensation.

     (3) Dr. Jones agreed forego salary and auto allowance payments under her compensation agreement effective August 1, 2003 through July 31, 2004 in exchange for modifications to her option agreements.

     (4) Includes compensation for seven months and $13,000 in deferred compensation.

     (5) Dr. Jones was appointed Chief Executive Officer in August 1990 and resigned on October 27, 2005. All of the amounts presented relate to the discontinued operations. Subsequent to the spin-out of Kingsley, she is neither paid for her services, nor presently reimbursed for expenses she incurs in the course of performing her duties for the company.

Employment Agreements

     We did not have any employment agreements during the fiscal year ending July 31, 2005.

     Subsequent to year end, and pursuant to our acquisition of E-Rail, our wholly-owned subsidiary, E-Rail, entered into employment agreements with Andy Kaufman, Richard Kessler and Christopher Davino (collectively the "Executives"). The Executives will each be paid an annual salary of $180,000 subject to an increase to $240,000 based on achieving certain revenue milestones. The Executives will each be entitled to participate in the Company's cash management incentive bonus and equity incentive plans upon formation and approval by the Board of Directors of the Company, provided, however, cash bonuses shall not exceed 100% of each Executive's base salary then in effect. The employment agreement may be terminated prior to the expiration of the agreement upon the mutual agreement of the Company and each Executive, respectively. In the event an Executive is terminated without cause, such Executive will be paid an amount equal to his base salary then in effect for the remaining term of the agreement. In the event of the death or disability of an Executive, such Executive and/or his estate will be paid an amount equal to 6 months salary.

     Additionally, we entered into an employment agreement with Paul Biberkraut on December 5, 2005. Pursuant to the terms of the employment agreement, Mr. Biberkraut will commence employment as the Company's Chief Financial Officer on January 16, 2006. Mr. Biberkraut will be paid an annual salary of $180,000. Mr. Biberkraut will also receive a $20,000 sign-on bonus payable in two (2) equal installments of $10,000 on January 16, 2006 and July 15, 2006. Mr. Biberkraut will be entitled to participate in the Company's cash management incentive bonus and equity incentive plans upon formation and approval by the Board of Directors of the Company, provided, however, cash bonuses shall not exceed 50% of his base salary then in effect. The employment agreement may be terminated prior to the expiration of the agreement upon the mutual agreement of the Company and Mr. Biberkraut. In the event Mr. Biberkraut is terminated without cause, he will be paid an amount equal to his base salary then in effect for the remaining term of the agreement. In the event of the death or disability of Mr. Biberkraut, Mr. Biberkraut and/or his estate will be paid an amount equal to 6 months salary.

Compensation of Directors

     Our directors do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors' meetings. As the Company seeks to identify and retain additional independent directors, compensation in the form of stock or cash, or a combination of both, will be established. We are actively seeking at least three independent board members who have relevant industry experience and financial expertise. We anticipate having a majority of outside independent directors. Subsequent to our fiscal year end, the Company granted 75,000 shares of its restricted common stock to each director for services rendered to the Board for the fiscal year 2005.

Compliance with Section 16 of the Securities Exchange Act of 1934

     Except as previously mentioned, based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

     The Company has adopted a code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company is currently completing work on a web site and will post the policy on its web site when it becomes operational.

Voting Securities and Principal Holders

     The following table sets forth certain information as of December 2, 2005, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of December 2, 2005, there were 15,864,530 shares of Common Stock outstanding.

     Unless  otherwise  indicated,  the address for each listed  stockholder is:
CHARTWELL INTERNATIONAL, INC., 1124 Smith Street, Suite 304, Charleston, WV, 25301. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

          Name and Address of                 Amount and Nature of       Percent
           Beneficial Owner                   Beneficial Ownership      of Class
          -------------------                 --------------------      --------

      Imre Eszenyi                                  300,000               1.89%
      No. 7 Inverness Gardens
      London W8 4RN
      United Kingdom

      Greenway Properties, LP                       808,394(1)            5.10%
      485 Underhill Blvd.
      Syosset, NY 11709

      Andrew Kaufman                                808,394(2)            5.10%
      485 Underhill Blvd.
      Syosset, NY 11709

      Christopher Davino                            808,394(3)            5.10%
      7 North Willow St. Suite 7
      Montclair, NJ 07042

      Richard Kessler                               531,231(4)            3.34%
      7 North Willow St. Suite 7
      Montclair, NJ 07042

      Charles Srebnik                               175,000(5)            1.10%
      3 Mary Ann Lane
      New City, NY 10956

      David Adams                                   178,750               1.13%
      1331 Garden Highway, Suite 300
      Sacramento, CA  95833

      Internationale Kapitalanagegesellschaft       1,500,000             9.46%
      mbH for fund Merlin MF C
      Georg-Glock-Str. 14
      40474 Dusseldorf, Germany

      Fonditel Velociraptor, FI                     1,500,000(6)          9.46%
      Pedro Teixeira Street, 8, 3rd Floor
      28020 Madrid, Spain

      Eurovalor Bolsa FI                            850,000(7)            5.36%
      C/Labastida, 11
      28034 Madrid, Spain

      PICIAS Limited(8)                             4,298,831             27.10%
      Palm Grove House
      Road Town
      Tortola, British Virgin Islands

      All directors and executive officers as a     2,801,769             17.66%
      group (6 persons)

     (1) Does not include any portion of 539,046 shares in the Company held by Rail Waste Holdings, LLC. Greenway Properties, LP is a member of Rail Waste Holdings, LLC. The shares held by Rail Waste Holdings, LLC include 300,000 shares which are subject to a set-off provision pursuant to an agreement and plan of merger, which shall be reconciled and distributed in September 2006. Greenway Properties, LP disclaims beneficial ownership with respect to distributions of that portion of 539,046 shares to other members of Rail Waste Holdings, LLC and third parties.
     (2) Includes 808,394 shares held by Greenway Properties, LP, in which Mr. Andrew Kaufman is the General Partner. Does not include any portion of 539,046 shares in the Company held by Rail Waste Holdings, LLC in which Mr. Kaufman is the Chief Executive Officer, and Greenway Properties, LP is a member. Greenway Properties, LP is a member of Rail Waste Holdings, LLC. The shares held by Rail Waste Holdings, LLC include 300,000 shares which are subject to a set-off provision pursuant to an agreement and plan of merger, which shall be reconciled and distributed in September 2006. Mr. Kaufman disclaims beneficial ownership with respect to distributions of that portion of 539,046 shares to other members of Rail Waste Holdings, LLC and third parties.
     (3) Does not include any portion of 539,046 shares in the Company held by Rail Waste Holdings, LLC in which Mr. Christopher Davino is the President. Mr. Davino is also a member of Rail Waste Holdings, LLC. The shares held by Rail Waste Holdings, LLC include 300,000 shares which are subject to a set-off provision pursuant to an agreement and plan of merger, which shall be reconciled and distributed in September 2006. Mr. Davino disclaims beneficial ownership with respect to distributions of that portion of 539,046 shares to other members of Rail Waste Holdings, LLC and third parties.
     (4) Does not include any portion of 539,046 shares in the Company held by Rail Waste Holdings, LLC in which Mr. Richard Kessler is an officer. Mr. Kessler is also a member of Rail Waste Holdings, LLC. The shares held by Rail Waste Holdings, LLC include 300,000 shares which are subject to a set-off provision pursuant to an agreement and plan of merger, which shall be reconciled and distributed in September 2006. Mr. Kessler disclaims beneficial ownership with respect to distributions of that portion of 539,046 shares to other members of Rail Waste Holdings, LLC and third parties.
     (5) Includes 100,000 shares owned by Mr. Srebnik's spouse, of which Mr. Srebnik disclaims beneficial ownership.
     (6) Includes 500,000 shares held in the name of Fonditel Albatros, FI based on the Schedule 13G filed with the SEC as a group. Both entities are controlled or are under the common direction of the same principals.

     (7) Includes 150,000 shares held in the name of Eurovalor Estados Unidos, FI, based on our knowledge that the two entities are controlled or are under the common direction of the same principals.
     (8) PICIAS Limited is a British Virgin Islands company owned by a trust established for the benefit of Mr. Imre Eszenyi's children. The trust is irrevocable, has independent trustees and is administered from Switzerland. Mr. Eszenyi disclaims beneficial ownership and based on
          Section 16(a) filings the SEC and to our knowledge, has no direct or indirect control or direction over any of the shares.

Certain Relationships and Related Transactions

     We currently use administrative personnel and have office space at 1124 Smith Street, Suite 304, in Charleston, West Virginia, which is the business address of the Company's Chairman and Vice President, Mr. Imre Eszenyi's father-in-law. We do not pay rent or other expenses associated with our use of the space at this time, and we do not contemplate entering into any long-term arrangement for the use of such space.

     During the fiscal year ended July 31, 2005, and until the date of this Proxy Statement, Mr. Eszenyi, our Chairman, paid certain operating expenses such as audit fees, business license fees, and transfer agent fees from his personal funds. These expenses were reimbursed by the Company pursuant to the Company's policies on business expenses. Although the amounts paid in the aggregate are significantly less than $60,000, the Board of Directors reviewed and evaluated the personal undertakings and approved of the payments on the Company's behalf.

     On July 30, 2005, the Company paid $418,245 in cash and issued 278,830 shares of common stock valued at $418,245 to Orchestra Finance, LLP ("Orchestra") for financing placement fees. On September 14, 2005, the Company issued 155,000 shares of common stock valued at $232,500 to Orchestra for mergers and acquisition advice and assistance in regards to the acquisition of E-Rail Logistics, Inc. Mr. Imre Eszenyi is the Managing Partner of Orchestra.

     As of September 30, 2005, the Company paid $179,711 in cash and issued 15,000 shares of common stock valued at $22,500 for legal services to Bartel, Eng & Schroder ("BES"), a law firm. Mr. David Adams is a former shareholder of BES which recently merged with the law firm of Bullivant Houser Bailey, P.C., in which Mr. Adams is a current shareholder. Prior to such merger, BES distributed 3,750 shares of common stock of the Company to Mr. Adams.

     Subsequent to the Company's fiscal year-end, on September 8, 2005, the Company acquired (i) E-Rail Logistics, Inc., a wholly-owned subsidiary of Rail Waste Holdings, LLC ("RWH") for 3,100,000 shares of common stock of the Company and cash indebtedness in the aggregate amount of $4,250,000; and (ii) from RWH, a promissory note in the principal amount of $600,187.58 dated as of January 10, 2005, issued by Minerva Enterprises, Inc. to RWH (the "Note"), and security interest for the Note. At the time of the acquisitions, Mr. Andrew Kaufman was the President and Chief Executive Officer of E-Rail Logistics, Inc. and also the Chief Executive Officer of RWH and served on the Board of Directors of E-Rail Logistics, Inc. Mr. Kaufman has an indirect ownership interest of 24.375% in RWH through his partnership interest in Greenway Properties, L.P. Simultaneous with the acquisitions, the Company entered into a two-year employment agreement with Mr. Kaufman.

Legal Proceedings

     To the best knowledge of management, there are no legal proceedings pending against the Company. In the normal course of operations, the Company may have disagreements or disputes with employees, vendors or customers. These disputes are seen by the Company's management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on the Company's financial position, results of operations or cash flows.

Relationship with Independent Registered Public Accounting Firm

     The Company retained the firm of Ronald R. Chadwick, P.C. as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending on July 31, 2005. The Company expects a representative of Ronald R. Chadwick, P.C. to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Audit Fees

     Fees for audit services by Ronald R. Chadwick, P.C. totaled $13,000 and $13,630 for the fiscal years ended July 31, 2005 and 2004, respectively, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-QSB, consents, assistance with the review of documents filed with the SEC, and accounting consultations.

Audit-Related Fees

     Ronald R. Chadwick, P.C. provided no other audit-related services to the Company during the fiscal years ended July 31, 2005 or 2004.

Tax Fees

     Ronald R. Chadwick, P.C. did not provide any tax services to the Company during the fiscal years ended July 31, 2005, or 2004.

All Other Fees

     Ronald R. Chadwick, P.C. did not bill us for other services for the fiscal years ended July 31, 2005 and 2004.

     In the absence of a formal audit committee, the full Board of Directors pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. The Board of Directors pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2005. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Stockholder Proposals

     Proposals by Stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received by us not later than July 21, 2006, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on October 13, 2006, and advises Stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on October 13, 2006.

     Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to the Corporate Secretary, CHARTWELL INTERNATIONAL, INC., c/o Bullivant Houser Bailey, 1331 Garden Highway Suite 300, Sacramento CA 95833. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

     The Annual Report on Form 10-KSB/A for the fiscal year ended July 31, 2005, including audited financial statements, has been mailed to Stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, by calling the SEC at 1-202-551-8090, or by accessing the SEC's website at www.sec.gov.

     Additional copies of the Company's Annual Report on Form 10-KSB/A filed with the SEC for the fiscal year ended July 31, 2005, will be provided to Stockholders without charge upon request. Stockholders should direct any such requests to CHARTWELL INTERNATIONAL, INC., 1124 Smith Street, Suite 304, Charleston, WV, 25301, Attention: Imre Eszenyi, Vice-President.


                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors


                                      /s/ David C. Adams
                                      -------------------------------------
                                      David C. Adams,
                                      Corporate Secretary

December 27, 2005
Charleston, West Virginia

PROXY

                          CHARTWELL INTERNATIONAL, INC.
                           C/O BULLIVANT HOUSER BAILEY
                         1331 Garden Highway, Suite 300
                           Sacramento California 95833
                            Telephone (916) 442-0400

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Imre Eszenyi as proxy, with full power to appoint substitutes, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of CHARTWELL INTERNATIONAL, INC. held of record by the undersigned as of December 14, 2005, at the Annual Meeting of Stockholders to be held at Hotel Sofitel, Bastille Room, 45 West 44th Street, New York, New York 10036, at 9:00 (EST), on February 8, 2006, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. |X|

1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2006.

Nominees
David Adams     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN
Imre Eszenyi    [ ] FOR         [ ] AGAINST        [ ] ABSTAIN
Charles Srebnik [ ] FOR         [ ] AGAINST        [ ] ABSTAIN
Andrew Kaufman  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

2.   Approve the adoption of the 2006 Equity Incentive Plan.

                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: _______, 2006

Signature _____________________

Signature _____________________

                                  Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.